Exhibit 99.2

Corporate Overview May 27, 2020

Forward - Looking Statements 2 © 2020 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners. THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD - LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD - LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS PRESENTATION .

Zynerba Pharmaceuticals (NASDAQ: ZYNE) 3 A Rare/Near - Rare Neuropsychiatric Company • Deep pipeline focused on high unmet medical needs; translating into multi - billion dollar market opportunity with Zygel ™(CBD gel) • Four clinical shots on goal: FXS, DEE, ASD, 22q • Positive results announced in BRIGHT trial in ASD including statistically significant and clinically meaningful improvements from baseline in all subscales of the ABC - C • Enrollment complete in pivotal CONNECT - FX trial in FXS with topline results expected in late June 2020 • Experienced team • Proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, psychiatry • Well capitalized • Cash runway expected into the second half of 2021 - beyond the expected NDA filing and potential approval in FXS • Multiple expected near term milestones

COVID - 19 Preparedness 4 • We believe we have made smart and actionable adjustments in response to COVID - 19: • These include remote site monitoring and remote visits using telemedicine where needed • Our approach is consistent with FDA’s Guidance on Conduct of Clinical Trials of Medical Products during COVID - 19 Pandemic • As of now, our timelines for delivery of top line results from all of our ongoing trials remain unchanged • I ncludes our expectation of results from our pivotal CONNECT - FX trial in FXS late in late June 2020

Deep Clinical Pipeline 5 *Orphan Drug Designation Zygel Cannabidiol Gel Expected Milestones Topline pivotal data in late June 2020 Meet with FDA to discuss clinical path forward in 2H2020 Topline Phase 2 data in 3Q2 020 Discussions with FDA in 1H2020 to define clinical path forward

Neuropsych Indications Differentiated F ormulation delivers CBD through the epidermis and into the circulatory system Zygel (ZYN002) Cannabidiol (CBD) Gel 6 Unique MOA First & only patent - protected, permeation - enhanced, pharmaceutically - produced CBD gel Transdermal CBD modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near - rare neuropsychiatric conditions FDA Fast Track and Orphan Drug designations in FXS

Fragile X Syndrome (FXS) 7

Fragile X Syndrome (FXS) Overview 8 • Rare genetic developmental disability • L eading known cause of both inherited intellectual disability and autism spectrum disorder • Symptoms linked to deficiencies in the endocannabinoid (EC) system • System of neurotransmitters regulating emotional responses, behavioral reactivity to context, social interaction • FMR1 mutation causes dysregulation of the EC system • Results in core cognitive, social, and behavioral symptoms of FXS • CBD may modulate EC system • Increases availability of endocannabinoids (anandamide, 2 - AG) by inhibiting metabolism • Affects ~71K people in U.S. • No approved drugs indicated for FXS

Day 1 to Week 6 Week 7 to 12 Up to 24 months FAB - C Open Label Phase 2 Trial Design 9 Treatment of F ragile X Syndrome A nxiety and B ehavioral C hallenges with CBD Titration Maintenance Screening Open label extension D osing initiated at 50 mg Zygel daily; may be titrated up to 250 mg Zygel daily D oses of Zygel: 50 mg, 100 mg, or 250 mg daily 20 patients enrolled • Patients continue on maintenance dose • Physician can titrate up or down Period 1: COMPLETE Period 2: COMPLETE

Data From Three Month FAB - C Phase 2 Trial 10 0 10 20 30 40 50 60 70 Social Avoidance Irritability Socially Unresponsive / Lethargic Inappropriate Speech Stereotypy Hyperactivity Month 3 (n=18) Baseline: 18.2 Baseline: 14.5 Baseline: 8.7 Baseline: 5.1 Baseline: 7.9 Baseline: 6.1 41.8% 52.9% 54.9% 32.4% 59.5% 42.6% P=0.0005 P=0.0096 P=0.0034 P=0.0018 P=0.0006 P=0.0237 Mean % Improvement from Baseline Month Three: ABC - C FXS Mean Score Percent Improvement in Behavioral Symptoms of FXS Data reported at the American Psychiatric Association (APA) meeting, May 2019

11 0 10 20 30 40 50 60 70 80 90 Social Avoidance Irritability Socially Unresponsive Hyperactivity Stereotypy Inappropriate Speech Month 3 (n=12) Month 12 (n=9) Month 24 (n=10) 57.9* 51.1* 65.7* 36.7* 60.8* 56.5* *P ≤ 0.05 Mean % Improvement from Baseline 77.2* 59.2* 72.2* 40.4* 64.9* 56.5* Improvements in Patients Completing 3, 12 and 24 Months Data reported at the Data reported at the American Psychiatric Association (APA) meeting, May 2019; 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session, May 2020 Sustained Improvements in FXS Behavioral Symptoms Through Two Years of Treatment • Month 3 and 12 include patient completing 12 months • Month 24 includes patients completing 24 months 73.7* 61.9* 80.6* 57.8* 64.9* 53.2*

FAB - C Open Label Phase 2 Trial 12 ≥25% Responder Analyses for Patients Who Entered Period 2 Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session Proportion of Patients with a ≥25% Improvement from Baseline ABC - C FXS Subscales 0 10 20 30 40 50 60 70 80 90 100 Proportion of Patients, % 3 24 Months 3 24 3 24 3 24 3 24 Irritability Socially Unresponsive/ Lethargic Inappropriate Speech Stereotypy Hyperactivity 83 90 83 100 100 92 75 80 67 90 Social Avoidance 67 80 3 24

FAB - C Open Label Phase 2 Trial 13 ≥50% Responder Analyses for Patients Who Entered Period 2 Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session Proportion of Patients with a ≥50% Improvement from Baseline ABC - C FXS Subscales 0 10 20 30 40 50 60 70 80 90 100 Proportion of Patients, % 3 24 Months 3 24 3 24 3 24 3 24 Irritability Socially Unresponsive/ Lethargic Inappropriate Speech Stereotypy Hyperactivity 67 70 83 100 70 67 75 60 50 70 Social Avoidance 58 7 0 3 24

FAB - C Open Label Phase 2 Trial 14 Zygel Safety Summary Through 24 Months • Well tolerated, consistent with previously reported data • No drug - related SAEs • 66 treatment - emergent adverse events (TEAE; all events, whether unrelated or related to study drug) reported in 19 patients • All were either mild (85%) or moderate (15%) • 91 % were determined to be unrelated to treatment • No treatment - related TEAEs occurred in more than one patient • No clinically meaningful trends in vital signs, ECG, or clinical safety labs including LFTs; no THC detected in plasma

Third Party Data* Suggest PBO Rate of 10 to 18 Percent 15 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 50 Zygel 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 50 Zygel 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 Zygel Socially Unresponsive / Lethargic Does not pay attention Inappropriate Speech Repeats words / phrases Stereotypy Repetitive movements Hyperactivity Disrupts group activities Social Avoidance Seeks isolation Irritability Temper tantrums 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 Ganaxolone Placebo Baseline: 18.2 Baseline: 18.9 Baseline: 14.5 Baseline: 13.9 Baseline: 8.7 Baseline: 6.6 Baseline: 5.1 Baseline: 3.5 Baseline: 7.9 Baseline: 7.4 Baseline: 6.1 Baseline: 6.0 3.1 19.6 13.9 6.9 7.1 6.3 41.8% 17.9% 16.9% 32.4% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% * Ligsay , A., Van Dijck , A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double - blind, placebo - controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 0 10 20 30 40 50 Ganaxolone Placebo Baseline: 18.9 FAB - C ABC - C FXS Subscales

CONNECT - FX: A Pivotal Trial In FXS 16 C linical study O f Ca NN abidiol (CBD) in Childr E n and Adoles C en T s with F ragile X (CONNECT - FX) Zygel 250 mg daily 500 mg daily (weight - based dose) Placebo Mirrors Zygel administration Patients randomized (1:1) to receive either Zygel or placebo Treatment Target: 204 patients; 212 enrolled Three through 17 years of age Screening Open label extension 14 weeks 12 months Enrollment Complete; Topline Data Expected in Late 2Q2020

CONNECT - FX: A Pivotal Trial In FXS 17 • Primary endpoint: • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale • Key secondary endpoints: • Change from baseline to end of the treatment in • ABC - C FXS Irritability subscale score • ABC - C FXS Socially Unresponsive/Lethargic subscale score • Improvement in Clinical Global Impression (CGI - I) at end of treatment, anchored to FXS behaviors • Aligned with FDA’s ‘Voice of the Patient’ Guidance • Capturing qualitative data on clinical relevance of FXS behaviors • New data presented at ISCTM (February 2020) and ASENT (March 2020) further validate core FXS behaviors from the perspective of caregivers • Top line results expected in late June 2020

CONNECT - FX Demographics 18 Patients n Randomization: Enrollment complete 212 Number of male patients 159 (75%) Mean age at randomization in study 9.7 years Completed 14 - week Tx period (as of 5/8/2020) 188 Percent of completed patients enrolling in CONNECT - FX OLE 96%

Baseline Behavior Severity: CONNECT - FX vs Ph2 FAB - C 19 Prospective inclusion criteria expected to provide a more severely impacted population which we believe should enhance ability to demonstrate a strong signal of activity and minimize response variability Note : Higher baseline scores denote more severe behaviors ABC - C FXS Subscale CONNECT - FX baseline score Phase 2 FAB - C baseline score Social Avoidance (12 point scale) 7.2 5.1 Irritability (54 point scale) 28.1 18.2 Socially Unresponsive / Lethargic (39 point scale) 13.2 8.7 Hyperactivity (30 point scale) 18.4 14.5 Stereotypy (18 point scale) 9.4 7.9 Inappropriate Speech (12 point scale) 6.9 6.1

CONNECT - FX 20 • W ith positive results in pivotal trial, Zynerba intends to request a meeting with the FDA to : • Determine acceptability of data as basis for NDA filing by YE 2020 • Seek advice on marketing authorization preparation • Potential approval by mid - year 2021 • Zynerba believes the indication may be the treatment of behavioral symptoms associated with FXS

21 • Presented data at SSBP* showing constellation of shared socio - behavioral symptoms in ASD, FXS, and 22q11.2DS • These include anxiety leading to: • Isolation and social avoidant behaviors • Irritability • Attention deficits • Poor communication Improvements in Behavior May Provide a Read - Through to Other Zygel Studies * Common Behavioral Features of Autism, Fragile X Syndrome, and 22q11.2 Deletion Syndrome , SSBP, 2019 ASD FXS 22q11.2DS Anxiety Social avoidance Seeks isolation Lack of interaction Attention deficits Poor attention Common behavioral Features of ASD, FXS, and 22q11.2DS* *Common Behavioral Features of Autism, Fragile X Syndrome , and 22q11.2 Deletion Syndrome , Society for the Study of Behavioural Phenotypes (SSBP), 2019

22 Autism Spectrum Disorder (ASD) in c hildren and adolescents

ASD in Pediatrics Overview 23 • Near - rare disorder affecting ~ 1MM pediatric and adolescent pts • DSM - 5 diagnosis • Symptoms include • Irritability • Anxiety • Restricted, repetitive patterns of behavior • Impairments in social communication • Deficits in verbal and non - verbal communication • Deficits in developing, understanding and maintaining relationships • Most diagnosed after age 4; can be diagnosed as early as age 2 ௗ • Significant unmet medical need • A ccelerating rate of diagnosis but only two FDA approved products • Both atypical antipsychotics have s ignificant side effect profile • Neither approved to address the key symptoms of social impairment and anxiety

Developing Zygel in ASD 24 • Newer studies suggest ASD is linked to disruption in the EC system • Altered anandamide signaling may contribute to ASD - related social and communication impairments • EC system modulates many cellular functions and molecular pathways altered in ASD: imbalanced GABAergic, glutamatergic transmission, oxidative stress, immune dysregulation and altered energy metabolism • Children dosed with CBD displayed clinical and anecdotal data improvement in social avoidance and anxiety • CBD may modulate the EC system and improve certain autism - related behaviors • Two recent US patents directed to methods of treating ASD by transdermally administering synthetic or purified cannabidiol , respectively, provide IP protection to 2038

BRIGHT Phase 2 Trial in ASD 25 Open - La B el Tole R ab I lity and Efficacy Study of ZYN002 Administered as a Transdermal G el to C H ildren and Adolescen T s with Autism Spectrum Disorder 37 patients enrolled Three through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 Weeks: COMPLETE 250 mg to 500 mg daily • Aberrant Behavior Checklist (ABC - C) • Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS - ASD) • Autism Parenting Stress Index • Autism Impact Measure (AIM ) Positive Topline Data Reported on May 27, 2020 24 Weeks Open label extension • Clinical Global Impression – Improvement (CGI - I) and Severity ( CGI - S) • Qualitative Caregiver Reported Behavioral Problems Survey E fficacy assessments (primary efficacy assessment = week 14 vs baseline ) :

Baseline Patient Population: BRIGHT Patients enrolled N = 37 Included in safety analysis 37 Included in efficacy analyses 36* Discontinuations 9 Patients completing 14 - week trial 28 BRIGHT Trial Patient Populations 26 * One patient was lost to follow up and did not have post - dosing efficacy assessments

Baseline Patient Demographics Patients enrolled, n 37 Age, years Mean (range ) 9.2 (3 - 16) Sex, n (%) Male Female 34 (91.9) 3 (8.1) Race, % White Asian Native Hawaiian or othe r Pacific Island Other 70.3 8.1 2.7 18.9 Time to diagnosis, years 5.4 Underlying medication, % Subjects entering with ≥1 underlying medication Subjects entering with ≥1 underlying psychotropic medication ( includes anti - depressants, anxiolytics and antipsychotics) 92 65 BRIGHT Trial Patient Demographics 27

Percent Improvement in ABC - C Subscale Scores at Week 14 vs. Baseline 28 0 5 10 15 20 25 30 35 40 45 Irritability Inappropriate Speech Stereotypy Social withdrawal Hyperactivity Baseline: 30.3 Baseline: 12.3 Baseline: 7.4 Baseline: 37.0 Baseline: 25.1 39.1% 42.5% 35.6% 36.4% 42.6% Mean % Improvement from Baseline 39.1% * Statistically significant p<0.0001* Statistical Significance Achieved in All Subscales ABC - C Subscales p<0.0001* p<0.0001* p<0.0001* P=0.0002*

Results of other efficacy assessments support the results demonstrated in the ABC - C, including: • Parent Rated Anxiety Scale - Autism Spectrum Disorder (PRAS - ASD): • M ean improvement of 46% at week 14 from baseline (p<0.0001) • Clinical Global Impression - Improvement (CGI - I ) • 57 % of patients were rated by clinician as Very Much or Much I mproved at week 14 • Zynerba intends to present additional data at future medical meetings 29 ABC - C Responses Supported by Other Efficacy Assessments

• W ell tolerated; consistent with previously released data • Fewer than half of patients experienced an AE; most were mild and transient • Only 14% of patients experienced a treatment - related AE • All application site - related • No severe or serious adverse events reported during the study. 30 Strong Safety and Tolerability Profile in BRIGHT Trial in ASD

22q11.2 Deletion Syndrome ( 22q) 31

22q Overview 32 • Most common contiguous gene deletion syndrome • Rare disorder: ~81K patients in US • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common and impactful • 22q associated with increased anxiety, withdrawn behavior and social interaction problems • Early onset of neuropsychiatric symptoms disrupts development and QOL, and heightens risk of later psychotic disorders • 25 - fold increased risk of developing schizophrenia vs. 1% lifetime risk in general population

22q Patient Management 33 • Two primary stages of 22q patient management: • During infancy, doctors address acute physical concerns, such as anomalies of heart and palate, with surgery • Once the physical concerns are stabilized, focus shifts to managing neuropsychiatric symptoms, such as anxiety and autistic behaviors • No approved drugs indicated for 22q

Developing Zygel in 22q 34 • CBD may treat neuropsychiatric symptoms in 22q due to activity as: • Modulator of endocannabinoid system • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors • Early control of anxiety may delay the development of psychosis • Phase 2 study underway in pediatric and adolescent patients with 22q • Top line results expected in 3Q2020

INSPIRE Phase 2 Trial in 22q 35 Target: 20 patients Six through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 Weeks 250 mg to 500 mg daily E fficacy assessments (week 14 vs baseline) include: • Aberrant Behavior Checklist - Community ( ABC - C) • Anxiety , Depression and Mood Scale ( ADAMS) • Qualitative Caregiver Reported Behavioral Problem Survey • Clinical Global Impression – Severity and Improvement Assessing the I mpact of Zygel (Tra ns dermal CBD Gel) on P ediatr i c Behavio r al and E motional Symptoms of 22q11.2 Deletion Syndrome Enrollment Ongoing; Topline Data Expected in 3Q2020 24 Weeks Open label extension

DEE Developmental and Epileptic Encephalopathies 36

DEE Patients are Medically Fragile 37 • G roup of rare / ultra rare childhood - onset epilepsies with impaired or regressed developmental progress • Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic • Medically fragile population • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems • Many wheelchair bound with feeding tubes • Most common and debilitating seizure types in DEEs are: • Focal impaired - awareness seizures (FIAS) – formerly known as complex partial • Focal to bilateral tonic - clonic and generalized tonic - clonic seizures – commonly known as convulsive seizures (CS)

BELIEVE Phase 2 Trial in DEE 38 Open La B el Study to Assess the Safety and E fficacy of ZYN002 Administered as a Transderma L Gel to Ch I ldren and Adol E scents with De V elopmental and E pileptic Encephalopathy 48 patients enrolled Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months Six months Zygel 250 mg to 1000 mg daily Completed; Reported Positive Topline Results on 9/18/19

39 BELIEVE: Clinically Meaningful Seizure Reductions from Baseline and Sustained through Six Months in DEE 0 10 20 30 40 50 60 70 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Median Percent Reduction from Baseline, FIAS and CS N=33 N=33 N=33 N=32 N=32 N=29 16 44 44 47 58 51 Median Percent Reduction % % % % % % %

BELIEVE: Percentage of Patients with ≥35% and ≥50% Reduction in FIAS and TCS 40 Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session ≥35 % and ≥50 % Reduction in FIAS and TCS by Time Point , mITT Population With FIAS and/or TCS at Baseline (n = 33)

41 • All events in six month period, whether unrelated or related to study, drug reported as adverse events (AEs) (e.g.: influenza, runny nose, ingrown toenail, scrapes, etc.) • As a result and as anticipated, most patients experienced an AE • Most were mild and transient • Only one patient discontinued due to an AE (application site reaction) • M ost common treatment - related adverse events occurred in only four patients each: • application site dryness, application site pain, and somnolence (all four patients exhibiting somnolence were taking concomitant clobazam ) • Low rate of serious adverse events (SAE ) • Only two SAEs deemed possibly drug - related (LRTI and status epilepticus) • No drug - related hepatic, gastrointestinal, or lethargy - related SAEs • Tolerability profile consistent with the safety database for Zygel BELIEVE Safety Well Tolerated in this Six Month Trial: No Safety Signal Identified

42 BELIEVE: Qualitative Assessments of Behavioral and Cognitive Improvements • Epilepsy and Learning Disabilities Quality of Life (ELDQOL) scale • Statistically significant reductions from baseline in subscale scores for seizure severity, behavior, and mood observed at month 6 (p<0.01) • Qualitative caregiver feedback on improvements included: • Any improvement: 84% (n = 36) • Improved vitality: 58% (n = 25) • Improvement in seizures: 51% (n = 22) • Improved cognition/concentration: 47% (n = 20) • Improved socially avoidant behaviors: 44% (n = 19) • Improvement in irritability: 33% (n = 14) • School improvement: 28% (n = 12) • Medical improvement: 14% (n = 6 ) Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session

43 BELIEVE: Qualitative Assessments of Behavioral and Cognitive Improvements • Good Day/Bad Day comparing baseline to month six: • “Good day” and “fantastic day” reports increased from 52% to 70% • “Terrible day” and “bad day” reports decreased from 12% to 4% Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session

44 • Zynerba engaging with FDA on next clinical steps • Efficacy results: • Clinically meaningful reductions in seizures beginning in month two and sustained through six months • Suggest improvements on important behavioral symptoms • Safety results: • Zygel was well tolerated • Consistent with previously reported Zygel studies • Zynerba approach to FDA approval will likely focus on most common and disabling seizure types in DEE, rather than patient syndromes Compelling Results Suggest a Pathway to Pivotal Trials Discussions with FDA in 1H2020 to Define Clinical Path Forward

45 Syndromes and encephalopathies Dravet LGS West Early myoclonioc epilepsy Hypoxic - ischemic e nceph . S eizure type Focal Impaired Awareness Bilateral Tonic Clonic Generalized Tonic Clonic Focal aware Absence Convulsive Other Seizure types Consciousness impairing seizures Doose Ohtahara Landau - Kleffner Other Syndromes CDKL5 enceph . Planned Approach to FDA All DEE Patients with Consciousness Impairing Seizures Zynerba Planned Approach

Financial Strength 46 • Clean balance sheet • No debt, 25.0M shares outstanding (as of May 7, 2020) • Cash and cash equivalent position of $60.6M as of March 31, 2020 • Cash runway expected to be sufficient to fund operations and capital requirements into the second half of 2021 • Beyond the expected NDA submission and potential approval in FXS

Expected Clinical Milestones in 2020 47 FXS DEE Report pivotal CONNECT - FX topline results ASD 22q 1Q 2020 2Q 2020 Report Ph. 2 BRIGHT topline results Report Ph. 2 INSPIRE topline results 3Q 2020 4Q 2020 Discussions with FDA to define clinical path forward NDA submission Meet with FDA to discuss clinical path forward

Corporate Overview May 27, 2020